SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (date of earliest event reported):
                                   May 9, 2003


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


   Delaware                     0-25400                   75-2421746
--------------                ----------                ---------------
(State or other               (Commission              (I.R.S. Employer
jurisdiction of              File Number)             Identification No.)
incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

                           On May 9, 2003, Daisytek International Corporation
                  (the "Company") issued a press release filed herewith as
                  Exhibit 99.1, announcing that Eric T. Logan has been appointed as interim chief financial officer, effective immediately.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired

             Not applicable

         (b) Pro forma financial information

             Not applicable

         (c) Exhibits

             99.1     Press Release dated May 9, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       DAISYTEK INTERNATIONAL CORPORATION


                         By:   /s/    ERIC T. LOGAN
                            -----------------------------------
                             Eric T. Logan
                            Interim Chief Financial Officer

Dated:  May 9, 2003

                                Index to Exhibits


         Exhibit
         Number            Description
         -----             -----------

         99.1              Press Release dated May 9, 2003.